MMP INC. INTERNATIONAL DEVELOPMENT AND MANUFACTURING

December 19, 2011

Marc McLAUGHLIN

President

IMMUDYNE, Inc.

7453 Empire Drive, suite 300

Suite ̀

Florence, KY 41042 U.S.A.

Dear Marc:

As agreed, Immudyne, Inc. consents to wholesale the product listed on Attachment B (herein referred to as “Product”) to Michel Mercier Products, Inc. (d/b/a M.M.P., Inc.) for cosmetic and healthcare resale to customers as listed on Attachment A (provided by MMP). Attachment A and Attachment B may be modified during the term of this agreement by mutual written consent. Immudyne, Inc. agrees not to commercially compete with MMP for sales to those customers listed on Attachment A. Moreover, and subject to an appropriate confidentiality agreement, Immudyne agrees, when requested, to discuss with MMP’s customers listed on Attachment A technical and quality information, including safety issues. Furthermore, Immudyne agrees to refrain from discussing process, costs, and pricing with those customers listed. With respect to customers listed on Attachment A, MMP will purchase the Product on a sole and exclusive basis from Immudyne and Immudyne appoints MMP as its sole and exclusive reseller to the listed customer. This agreement will remain in full effect for a period of 5 (five) years, and shall be automatically renewed for continuous one-year periods unless either party gives notice of its intent to terminate at least ninety (90) days prior to the expiration of any renewal term thereof.

If you agree to the terms cited herein, please affix your signature below. Retain 1 (one) copy for your files and return the other copy to my attention.

For M.M.P., Inc.:	For Immudyne, Inc.

Signature /s/ Michael Mercier	Signature /s/ Mark McLaughlin
Name: Michel Mercier	Name: Marc McLaughlin
Title: President	Title: President
Date 12/20/2011	Date 12/20/2011

3470 South Clinton Ave., South Plainfield, NJ 07080      908 561-4435

MMP INC. INTERNATIONAL DEVELOPMENT AND MANUFACTURING

Attachment A

**This attachment has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

3470 South Clinton Ave., South Plainfield, NJ 07080      908 561-4435

MMP INC. INTERNATIONAL DEVELOPMENT AND MANUFACTURING

Attachment B

**This attachment has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.